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                                                                    EXHIBIT 10.8

                              SECOND AMENDMENT TO

                         AND CONSENT TO ASSIGNMENT OF

                     THE DEVELOPMENT AND LICENSE AGREEMENT

                             DATED OCTOBER 4, 1993

                         BETWEEN ESL INCORPORATED AND

                 AIRTOUCH COMMUNICATIONS (PACTEL CORPORATION)

     This Second Amendment and Consent to Assignment is made this 14th day of December, 1994, by and between, PhonePrint, Inc. ("PhonePrint") and AirTouch Communications, formerly PacTel Corporation ("AirTouch").

     WHEREAS, ESL Incorporated ("ESL") and AirTouch entered into a Development and License Agreement, dated October 4, 1993 (the "Agreement"); and

     WHEREAS, ESL now wishes to assign the Agreement to PhonePrint; and

     WHEREAS, AirTouch is willing to consent to such assignment on the terms and conditions hereof; and

     WHEREAS, ESL and AirTouch amended such Agreement in a First Amendment, dated October 23, 1994; and

     WHEREAS, the parties now wish to further amend the Agreement;

     NOW, THEREFORE, the parties agree as follows:

     1. The last two sentences of Section 6.2 of the Agreement are hereby deleted and the following is substituted therefor:

     Concurrently with the execution of this Second Amendment AirTouch shall
place a follow-on order of            ***          Licensed Products at a "***
    ***      " price of                         ***              ,        ***
in accordance with the terms of      ***    of the Agreement.  Such Licensed
Products shall be installed in lots of        ***      , beginning on November
1, 1994, with a minimum of        ***       Licensed Products being installed
each calendar month until all ordered Licensed Products have been installed.
***
    ***         of the purchase price is due and payable upon installation and
the balance of                 ***       of the purchase price is due and
payable  ***

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***  Potions of this page have been omitted pursuant to a request for
     Confidential Treatment and filed separately with the commission.

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                ***                 attached hereto as Exhibit A, the
      ***          of the       ***     of the Licensed Products with a     ***
           ***                  to be achieved by March 31, 1995.  If this
    ***       by March 31, 1995, then AirTouch agrees to pay One Hundred Percent
(100%) for the purchase price upon installation of all Licensed Products
installed after March 31, 1995.  This purchase price shall include the   ***
                     ***                           , except for third party
hardware and software which AirTouch shall purchase on its own account.

     2. Section 6.3 of the Agreement is hereby deleted and following is substituted therefor:

     6.3  Maintenance and Support.  The purchase price in Section 6.2 above
          -----------------------
includes all                 ***               for    ***    after installation
of the Licensed Products.  The term "  ***  " as used in the preceding sentence
includes any            ***        or the           ***            for the
***
  ***   by     ***    within     ***   of the final installation of the last of
the Licensed Products installed hereunder, or March 31, 1995, whichever comes first. In addition to the foregoing, PhonePrint agrees to provide AirTouch
***
  ***    at PhonePrint's         ***      , not including labor, which are
released within     ***   of the final installation of the last of the Licensed
Products installed hereunder, or March 31, 1995, whichever comes first. PhonePrint further agrees to provide the personnel and other resources necessary to install the Licensed Products in accordance with the schedule outlined in
Section 6.2 above at          ***         through Much 31, 1995.  Thereafter,
AirTouch shall either install the Licensed Products itself or shall pay
PhonePrint to assist AirTouch at PhonePrint's               ***          .
PhonePrint      ***      the sum of     ***
***                                      and            ***  under AirTouch's
Purchase Order Number  *** .

     3.  AirTouch hereby consents to the assignment of this Agreement by ESL
to PhonePrint, provided that      ***     pays     ***       ***
in      ***   and    ***    under Section 4.3 of the Agreement within 10 days
of such assignment, and provided further that the     ***     under Section ***
 of the Agreement shall become   ***    from and after the execution of this
Second Amendment and Consent to Assignment.

     4.   Should AirTouch elect to      ***  at any time,
PhonePrint hereby consents to the ***                  ***   with such Licensed
Products                  ***
Licensed Products.

     5. Except as amended herein and in the First Amendment, the Agreement between the parties, dated October 4, 1993, shall remain in full force and effect.

*** Potions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

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     6.   AirTouch hereby certifies that a complete, true and correct copy of the Agreement is attached hereto as Exhibit B and that there are no modifications, amendments, supplements or understandings, oral or written, amending, supplementing of changing the terms of the Agreement, except as reflected herein. The Agreement has been duly authorized, executed and delivered by AirTouch and is in full force and effect and binding upon AirTouch.

     7. AirTouch acknowledges receipt of notice that ESL will transfer certain of its property to PhonePrint pursuant to that certain Asset Purchase Agreement between ESL and PhonePrint, including the Agreement and ESL's rights and obligations under the Agreement, and AirTouch hereby consents to such assignment pursuant to Section 12.3 of the Agreement.

     8. Upon execution of this Second Amendment and Consent to Assignment, there shall exist no defenses or offsets to enforcement of the Agreement by either party thereto and neither of the parties shall be in default in the performance of any of its obligations thereunder and AirTouch shall have no claims or causes of action against ESL or PhonePrint.

     9. To the best of AirTouch's knowledge, there is no pending or threatened litigation or other proceeding which would affect AirTouch's ability to perform under the Agreement nor does AirTouch know of the existence of any facts which might give rise to any such action or proceeding.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment and Consent to Assignment as of the date first written above.


PHONEPRINT, INC.                       AIRTOUCH COMMUNICATIONS

By: /s/ Kevin Compton                  By: /s/ Don Winters
    -----------------------------          ---------------------------------

Name: Kevin Compton                    Name: Don Winters
      ---------------------------            -------------------------------

Title: Chairman                        Title: Director - Technology Transfer
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